EXHIBIT 99





                                                                                    September 9, 2002

                                           $1,216,359,000
                                           (Approximate)
                                   GSR Mortgage Loan Trust 2002-9
                               GS Mortgage Securities Corp., Depositor
                         Mortgage Pass-Through Certificates, Series 2002-9


Overview of the Offered Certificates
------------------------------------

--------------- ----------------- ------------------- ----------  ------------  ------------ ------------  ------------
                  Approximate                           Expected    Initial      Estimated    Principal    Moody's/S&P
                   Principal                            Credit    Pass-Through   Avg. Life     Payment      Expected
 Certificates       Balance        Collateral Group     Support    Rate (2)       (yrs) (3)   Window (4)     Ratings
--------------- ----------------- ------------------- ----------  ------------  ------------ ------------- ------------
A1-A              $ 283,320,000       Group I            2.80%      2.882%         1.00      10/02 - 01/05     Aaa/AAA
A1-B              $ 149,262,000       Group I            2.80%      4.589%         3.55      01/05 - 10/06     Aaa/AAA
A2-A              $ 157,160,000       Group II           2.80%      2.453%         0.40      10/02 - 07/03     Aaa/AAA
A2-B              $ 228,293,000       Group II           2.80%      3.419%         1.50      07/03 - 01/05     Aaa/AAA
A2-C              $  37,920,000       Group II           2.80%      4.018%         2.50      01/05 - 05/05     Aaa/AAA
A2-D              $ 331,691,000       Group II           2.80%      4.848%         4.12      05/05 - 04/07     Aaa/AAA
X1                $ 432,582,000(1)    Group I-A1 Series   N/A       2.765%         N/A            N/A          Aaa/AAA
X2                $ 755,064,000(1)    Group II-A2 Series  N/A      1.578%          N/A            N/A          Aaa/AAA
B1                $  18,938,000       Group I & II       1.25%      5.049%         4.64      10/02 - 06/09      AA(5)
B2                $   5,499,000       Group I & II       0.80%      5.296%         4.64      10/02 - 06/09      A(5)
B3                $   4,276,000       Group I & II       0.45%      5.617%         4.64      10/02 - 06/09     BBB(5)
--------------- ----------------- ------------------- ----------  ------------  ------------ ------------- ------------
  Total         $1,216,359,000
--------------- ----------------- ------------------- ----------  ------------  ------------ ------------- ------------

(1) Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 35% CPR to the Bond
    Reset Date for the Group I Mortgage Loans, a pricing speed of 25% CPR to the Bond Reset Date for the Group II Mortgage Loans and a 10%
    Cleanup Call on the Subordinate Certificates.
(4) The Stated Final Maturity for the Certificates is October 2032.
(5) The Subordinate Certificates are being rated by Standard & Poor's only.



Selected Mortgage Pool Data
---------------------------

-------------------------------------------------- ------------- --------------- --------------
                                                     Group I        Group II         Total
-------------------------------------------------- ------------- --------------- --------------
Scheduled Principal Balance:                       $445,043,521    $776,815,067  $1,221,858,588
Number of Mortgage Loans:                                   864           1,601          2,465
Average Scheduled Principal Balance:                   $515,097        $485,206       $496,683
Weighted Average Gross Coupon:                            6.42%           5.72%          5.98%
Weighted Average Net Coupon:                              6.08%           5.35%          5.62%
Weighted Average Stated Remaining Term:                     355             358            357
Weighted Average Seasoning:                                   5               2              3
Weighted Average Months to Roll:                             55              58             57
Weighted Average Amortized Current LTV Ratio:             63.8%           63.5%          63.6%
Weighted Average Gross Margin:                            2.25%           2.25%          2.25%
Weighted Average Net Margin:                              1.91%           1.88%          1.89%
Weighted Average Initial Rate Cap:                        5.00%           5.00%          5.00%
-------------------------------------------------- ------------- --------------- --------------

Features of the Transaction
---------------------------

o   Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the
    "Mortgage Loans") originated or purchased by Wells Fargo Home Mortgage, Inc. ("Wells Fargo")
    and Bank of America, N.A. ("Bank of America").

o   The Mortgage Loans will be serviced by Wells Fargo (82.6%) and Bank of America (17.4%).

o   Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.80%
    in the form of subordination.

o   There are no Mortgage Loans that are delinquent as of the Cut-Off Date.

o   The Deal will be modeled on Intex as "GSR02009" and on Bloomberg as "GSR 02-9".

o   The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                   September 9, 2002

Time Table
----------
Expected Settlement:                On or before September 27th, 2002

Cut-off Date:                       September 1st, 2002

Pricing Date:                       On or before September 12th, 2002

First Distribution Date:            October 25th, 2002


Key Terms
---------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Wells Fargo and Bank of America

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      37.5 bps for Mortgage Loans serviced by Wells Fargo and 25 bps for Mortgage Loans serviced by Bank of America

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following Business Day

Record Date:                        For any Distribution Date, the last day of the preceding
                                    calendar month, except for the Class A1-A, Class A2-A and Class
                                    A2-B Certificates, for which the Record Date is the day
                                    preceding the Distribution Date

Delay                               Days: 24 day delay on all Certificates except for the Class
                                    A1-A, Class A2-A and Class A2-B Certificates for which interest will accrue from the prior Distribution Date (or, the Closing
                                    Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

PrepaymentAssumption:               35% CPR for the Group I Mortgage Loans and 25% CPR for the
                                    Group II Mortgage Loans

Interest Accrual:                   On a 30/360 basis, the prior calendar month preceding the month of each Distribution Date, except for the Class A1-A Class,
                                    Class A2-A and Class A2-B, which accrues from the 25th of the month preceding the Distribution Date (or, the Closing Date, in the case of the first interest accrual period) to, but not including, the 25th of the month of such Distribution Date

Servicer Advancing:                 Yes as to principal and interest, subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate monthly servicing fee

Optional Call:                      The Certificates will have a 10% optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.; Standard & Poor's Ratings Group

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3 Certificates - $250,000
                                    Class X1 and Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other than the Class B2 and
                                    Class B3 are expected to be SMMEA eligible at settlement

ERISA Eligible:                     Underwriter's exemption is expected to apply to all Offered
                                    Certificates. However, prospective purchasers should consult their own counsel

Tax Treatment:                      All Certificates represent REMIC regular interests



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              September 9, 2002

Structure of the Certificates
-----------------------------

o Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates", and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support to the Class A Certificates is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

o If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.

Priority of Payments
--------------------

         Beginning in October 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or to the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

               (i) first, pro rata to the Class A1-A, Class A1-B and Class X1 Certificates, Accrued Certificate Interest thereon;

               (ii) second, sequentially to the Class A1-A and Class A1-B Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

               (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class A2-D and Class X2 Certificates, Accrued Certificate Interest thereon;

               (ii) second, as principal to the Residual Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

               (iii) third, sequentially to the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs
               (a) and (b) will be distributed in the following order of priority:

               (i) to the Class B1 Certificates, Accrued Certificate Interest thereon;



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              September 9, 2002


               (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

               (iii) to the Class B2 Certificates, Accrued Certificate Interest thereon;

               (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

               (v) to the Class B3 Certificates, Accrued Certificate Interest thereon;

               (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

               (vii) to the Class B4, Class B5 and Class B6 Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

               (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

               (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A and Class A1-B Certificates and Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of the principal and interest certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                  September 9, 2002

Coupons of the Certificates
---------------------------

 ----------------  -------------------- ---------------------------------- ------------------------------------
    Class            Bond Reset Date      Initial Coupon (approximate)        Coupon After Adjustment Date
 ----------------- -------------------- ---------------------------------- ------------------------------------
     A1-A             October 2006              2.882%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ----------------- -------------------- ---------------------------------- ------------------------------------
     A1-B             October 2006              4.589%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ---------------- -------------------- ---------------------------------- ------------------------------------
     A2-A              April 2007               2.453%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ---------------- -------------------- ---------------------------------- ------------------------------------
     A2-B              April 2007               3.419%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ---------------- -------------------- ---------------------------------- ------------------------------------
     A2-C              April 2007               4.018%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ---------------- -------------------- ---------------------------------- ------------------------------------
     A2-D              April 2007               4.848%                     The Minimum of the (1) Net WAC
                                                                           and (2) 12-Month LIBOR plus 125 bps
 ---------------- -------------------- ---------------------------------- ------------------------------------
      X1                   N/A                  2.765%                        Group I Excess Interest
 ---------------- -------------------- ---------------------------------- ------------------------------------
      X2                   N/A                  1.578%                        Group II Excess Interest
 ---------------- -------------------- ---------------------------------- ------------------------------------

(1)      The initial Class B1 Certificate Rate will be approximately 5.049%
         per annum. For each subsequent Distribution Date, the Class B1
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B1 Interest Rate Strip.

(2)      The initial Class B2 Certificate Rate will be approximately 5.296%
         per annum. For each subsequent Distribution Date, the Class B2
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates less the Class B2 Interest Rate Strip.

(3)      The initial Class B3 Certificate Rate will be approximately 5.617%
         per annum. For each subsequent Distribution Date, the Class B3
         Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

(4) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate
         Balance of the Class A1-A and Class A1-B Certificates (the "Class X1
         Notional Amount"). The initial Class X1 Certificate notional amount will be approximately $432,582,000. On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to
         (x) the sum of (i) the Group 1 Weighted Average Net Rate over the
         Class A1-A Certificate Rate and (ii) the Group 1 Weighted Average Net
         Rate over the Class A1-B Certificate Rate in each case, multiplied by
         (y) one-twelfth and by (z) the Certificate Balance of the Class A1-A and Class A1-B Certificates, respectively. The holders of the Class
         X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of
         (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately 0.568% multiplied by the certificate balance of the Class B1 Certificates and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately 0.320% multiplied by the certificate balance of the Class B2 Certificates.

(5) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class
         X2 Certificate notional amount will be approximately $755,064,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002


Selected Mortgage Loan Data:
----------------------------

                                 The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                                     $1,221,858,588
Number of Mortgage Loans:                                                                 2,465
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,225,000
Average Scheduled Principal Balance:                                                   $496,683
Weighted Average Gross Coupon:                                                            5.98%
Weighted Average Net Coupon:                                                              5.62%
Weighted Average Stated Remaining Term:                                                     357
Weighted Average Seasoning:                                                                   3
Weighted Average Months to Roll:                                                             57
Weighted Average Amortized Current LTV Ratio:                                             63.6%
Weighted Average Gross Margin:                                                            2.25%
Weighted Average Net Margin:                                                              1.89%
Weighted Average Initial Rate Cap:                                                        5.00%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                737
Originator:
     Wells Fargo:                                                                        84.56%
     Bank of America:                                                                    17.43%




                                     Scheduled Principal Balance


                                  No. of Mortgage      Total Dollar        Scheduled Principal
Scheduled Principal Balance           Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below $250,000                            20           $   3,699,020               0.3%
$250,001 - $350,000                      385             127,141,066              10.4
$350,001 - $450,000                      873             347,677,581              28.5
$450,001 - $550,000                      553             273,379,803              22.4
$550,001 - $650,000                      345             209,349,002              17.1
$650,001 - $750,000                       82              58,547,424               4.8
$750,001 - $1,000,000                    181             165,847,469              13.6
$1,000,001 - $1,250,000                   12              13,823,832               1.1
$1,250,001 - $1,500,000                    7               9,817,774               0.8
$1,500,001 - $1,750,000                    4               6,510,616               0.5
$1,750,001 - $2,000,000                    2               3,840,000               0.3
$ 2,000,001 - $2,250,000                   1               2,225,000               0.2
---------------------------       ---------------     --------------       -------------------
Total                                  2,465          $1,221,858,588             100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002
                                            Gross Coupons

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Gross Coupon                          Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below 5.00%                               48           $   22,048,353             1.8%
5.00% - 5.49%                            157               76,511,488             6.3
5.50% - 5.99%                          1,049              506,972,073            41.5
6.00% - 6.49%                            958              476,950,796            39.0
6.50% - 6.99%                            172               90,778,291             7.4
7.00% - 7.49%                             68               41,814,134             3.4
7.50% - 7.99%                             13                6,783,452             0.6
---------------------------       ---------------      --------------       -------------------
Total                                  2,465           $1,221,858,588           100.0%
===========================       ===============      ==============       ===================
Column totals may not add to 100.0% due to rounding.


                               Amortized Current Loan-to-Value Ratios

   Amortized Current               No. of Mortgage      Total Dollar        Scheduled Principal
  Loan-to-Value Ratio                Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below 40.00%                            180           $  100,704,457                8.2%
40.00% -
49.99%                                  241              124,026,443               10.2
50.00% -
59.99%                                  407              205,540,618               16.8

60.00% - 69.99%                         752              378,880,610               31.0
70.00% -
79.99%                                  760              355,985,970               29.1
80.00% -
84.99%                                   70               34,206,998                2.8
85.00% - 89.99%                          35               14,356,527                1.2
90.00% - 100.00%                         19                7,156,965                0.6
---------------------------       ---------------     --------------       -------------------
Total                                 2,465           $1,221,858,588              100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.



                                     Primary Mortgage Insurance

  Primary Mortgage                No. of Mortgage      Total Dollar        Scheduled Principal
  Insurance ("PMI")                  Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Amortized CLTV = 80%                    2,403          $1,196,910,164               98.0%
Amortized CLTV > 80% With PMI              62              24,948,424                2.0
---------------------------       ---------------     ---------------      -------------------
Total                                   2,465          $1,221,858,588              100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.



                                 Stated Remaining Months to Maturity

Stated Remaining                   No. of Mortgage       Total Dollar        Scheduled Principal
Term (Scheduled)                      Loans (#)           Amount ($)             Balance (%)
----------------------------       ---------------      --------------       -------------------
337 - 348 Months                            90          $   51,938,525                4.3%
349 - 360 Months                         2,375           1,169,920,063               95.7
---------------------------       ---------------       --------------       -------------------
Total                                    2,465          $1,221,858,588              100.0%
===========================       ===============       ==============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                                  September 9, 2002
                                               Indices



                                   No. of Mortgage      Total Dollar        Scheduled Principal
  Index                               Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
12-Month LIBOR                         2,465          $1,221,858,588               100.0%
---------------------------       ---------------     --------------       -------------------
Total                                  2,465          $1,221,858,588               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                           Months to Roll

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Months to Roll                       Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
37 - 42 Months                              5          $    2,053,891                0.2%
43 - 48 Months                             85              49,884,634                4.1
49 - 54 Months                            209             128,215,893               10.5
55 - 60 Months                          2,166           1,041,704,170               85.3
---------------------------       ---------------     ---------------       -------------------
Total                                   2,465          $1,221,858,588              100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                            Gross Margin

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Gross Margin                         Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
2.0000%                                     20         $   10,075,638               0.8%
2.2500%                                  2,441          1,209,846,753              99.0
2.7500%                                      4              1,936,197               0.2
---------------------------       ---------------     ---------------       -------------------
Total                                    2,465         $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                          Initial Rate Cap

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Initial Rate Cap                     Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
    5.0000%                             2,465          $1,221,858,588              100.0%
---------------------------       ---------------     ---------------       -------------------
    Total                               2,465          $1,221,858,588              100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                             FICO Scores

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 FICO Score                          Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Unavailable                              19             $  11,880,886               1.0%
575 - 619                                43                21,773,646               2.0
620 - 639                                47                25,598,573               2.1
640 - 659                                84                40,722,126               3.3
660 - 679                               158                80,667,386               6.6
680 - 699                               193                94,840,858               7.8
700 - 719                               233               116,151,531               9.5
720 - 739                               336               165,180,549              13.5
740 - 759                               398               202,416,697              16.6
760 +                                   956               463,607,521              37.9
---------------------------       ---------------     ---------------       -------------------
Total                                 2,465            $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                           Property State

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Property State                       Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
California                               1,812        $  900,394,978              73.7%
Florida                                     72            33,895,681               2.8
Texas                                       60            32,730,108               2.7
Colorado                                    55            26,151,608               2.1
North Carolina                              48            24,960,561               2.0
All Other States(1)                        414            21,104,801              16.2
---------------------------       ---------------     ---------------       -------------------
Total                                    2,465        $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance


                                            Property Type

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Property Type                        Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Single Family                          2,166          $1,073,466,260              87.9%
PUD                                      138              76,732,254               6.3
Condominium                              146              64,506,333               5.3
2 - 4 Family                               8               3,835,220               0.3
Co-op                                      7               3,318,521               0.3
---------------------------       ---------------     ---------------       -------------------
Total                                  2,465          $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                            Loan Purpose

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Loan Purpose                         Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Rate Term Refi                          1,505          $  750,352,372                61.4%
Purchase                                  702             343,831,951                28.1
Cash Out Refi                             258             127,674,265                10.4
---------------------------       ---------------     ---------------       -------------------
Total                                   2,465          $1,221,858,588               100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



                                              Occupancy

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Occupancy                            Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Primary                                2,425          $1,200,276,783                98.2%
Second Home                               40              21,581,805                 1.8
---------------------------       ---------------     ---------------       -------------------
Total                                  2,465          $1,221,858,588               100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                                 Age

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Age                                  Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
  0 -  6 Months                          2,212         $1,072,054,736              87.7%
  7 - 12 Months                            181            108,693,893               8.9
 13 - 18 Months                             72             41,109,959               3.4
---------------------------       ---------------     ---------------       -------------------
Total                                    2,465         $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



                                           Document Status

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Document Status                       Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Standard                               1,369          $  690,138,975                56.5%
Assets Only                              411             201,189,103                16.5
Income Only                              349             167,944,888                13.7
Alternative                              162              88,696,881                 7.3
Unavailable                              171              71,634,248                 5.9
Streamline                                 3               2,254,493                 0.2
---------------------------       ---------------     ---------------       -------------------
Total                                  2,465          $1,221,858,588               100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                                  September 9, 2002

                                         Property Zip Codes

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Property Zip Codes                    Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
94539                                     82           $   38,783,927               3.2%
95014                                     67               33,436,433               2.7
95070                                     39               21,342,430               1.7
95120                                     38               19,184,826               1.6
94583                                     41               17,671,231               1.4
94087                                     39               17,318,482               1.4
95129                                     40               17,241,127               1.4
94024                                     23               15,740,209               1.3
94086                                     29               13,452,422               1.1
94022                                     16               11,855,044               1.0
All Others                             2,051            1,015,832,457              83.1
---------------------------       ---------------     ---------------       -------------------
Total                                  2,465           $1,221,858,588             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                  Remaining Prepayment Penalty Term

                                                                  Scheduled         Weighted         Weighted
Remaining Prepayment       No. of Mortgage      Total Dollar      Principal         Average          Average
Penalty Term                 Loans (#)           Amount ($)       Balance (%)       Coupon         Months to Roll
---------------------     ---------------     ---------------     -----------       ---------      --------------
No Penalty                    2,114           $1,008,653,333         82.6%            5.88%            58
Expired                           1                  333,123          0.0             7.25             43
13 - 24 Months                   71               40,776,835          3.3             7.25             45
25 - 30 Months                  181              108,693,893          8.9             6.23             51
31 - 36 Months                   98               63,401,404          5.2             6.22             55
---------------------     ---------------     ---------------     -----------       ---------      --------------
Total                         2,465           $1,221,858,588        100.0%            5.98%            57
=====================     ===============     ===============     ===========       =========      ==============
Column totals may not add to 100.0% due to rounding.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                    The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $445,043,521
Number of Mortgage Loans:                                                                   864
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,000,000
Average Scheduled Principal Balance:                                                   $505,097
Weighted Average Gross Coupon:                                                            6.42%
Weighted Average Net Coupon:                                                              6.08%
Weighted Average Stated Remaining Term:                                                     355
Weighted Average Seasoning:                                                                   5
Weighted Average Months to Roll:                                                             55
Weighted Average Amortized Current LTV Ratio:                                             63.8%
Weighted Average Gross Margin:                                                            2.25%
Weighted Average Net Margin:                                                              1.91%
Weighted Average Initial Rate Cap:                                                        5.00%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                731
Originator:
        Wells Fargo:                                                                     65.67%
        Bank of America                                                                  34.34%

                                     Scheduled Principal Balance

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Scheduled Principal Balance           Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
Below $250,000                            9            $  1,652,108                 0.4%
$250,001 - $350,000                     134              43,949,408                 9.9
$350,001 - $450,000                     300             118,813,472                26.7
$450,001 - $550,000                     178              87,490,520                19.7
$550,001 - $650,000                     104              63,204,389                14.2
$650,001 - $750,000                      37              26,500,298                 6.0
$750,001 - $1,000,000                    85              78,816,652                17.7
$1,000,001 - $1,250,000                   5               5,973,400                 1.3
$1,250,001 - $1,500,000                   7               9,817,774                 2.2
$1,500,001 - $1,750,000                   3               4,985,500                 1.1
$1,750,001 - $2,000,000                   2               3,840,000                 0.9
---------------------------       ---------------     ---------------       -------------------
Total                                   864            $445,043,521               100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                            Gross Coupons

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Gross Coupon                          Loans (#)           Amount ($)            Balance (%)
---------------------------       ---------------     ---------------       -------------------
6.00% - 6.49%                           611             $305,667,644                68.7%
6.50% - 6.99%                           172               90,778,291                20.4
7.00% - 7.49%                            68               41,814,134                 9.4
7.50% - 7.99%                            13                6,783,452                 1.5
---------------------------       ---------------     ---------------       -------------------
Total                                   864             $445,043,521               100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                               Amortized Current Loan-to-Value Ratios

   Amortized Current               No. of Mortgage      Total Dollar        Scheduled Principal
  Loan-to-Value Ratio                Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------        -------------------
Below 40.00%                            75              $ 44,058,784              9.9%
40.00% - 49.99%                         74                40,006,556              9.0
50.00% - 59.99%                        128                68,959,594             15.5
60.00% - 69.99%                        224               120,940,725             27.2
70.00% - 79.99%                        291               137,765,193             31.0
80.00% - 84.99%                         51                24,922,980              5.6
85.00% - 89.99%                         12                 4,965,507              1.1
90.00% - 100.00%                         9                 3,424,182              0.8
---------------------------       ---------------     --------------        -------------------
Total                                  864              $445,043,521            100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.


                                     Primary Mortgage Insurance

  Primary Mortgage                No. of Mortgage      Total Dollar        Scheduled Principal
  Insurance ("PMI")                  Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Amortized CLTV =                        838            $434,666,200                97.7%
Amortized CLTV > 80%,
  With PMI                               26              10,377,321                 2.3
---------------------------       ---------------     --------------       -------------------
Total                                   864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                 Stated Remaining Months to Maturity

 Stated Remaining                  No. of Mortgage      Total Dollar        Scheduled Principal
 Term (Scheduled)                     Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
337 - 348 Months                         89            $ 51,438,525                11.6%
349 - 360 Months                        775             393,604,996                88.4
---------------------------       ---------------     --------------       -------------------
Total                                   864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                               Indices

                                   No. of Mortgage      Total Dollar        Scheduled Principal
  Index                               Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
12-Month LIBOR                          864             $445,043,521                100.0%
---------------------------       ---------------     --------------       -------------------
Total                                   864             $445,043,521                100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                           Months to Roll

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Months to Roll                        Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
37 - 42 Months                             5            $  2,053,891                 0.5%
43 - 48 Months                            84              49,384,634                11.1
49 - 54 Months                           129              79,530,743                17.9
55 - 60 Months                           646             314,074,254                70.6
---------------------------       ---------------     --------------       -------------------
Total                                    864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                            Gross Margin

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Gross Margin                         Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
2.0000%                                    6            $  2,592,138                 0.6%
2.2500%                                  856             441,304,674                99.2
2.7500%                                    2               1,146,709                 0.3
---------------------------       ---------------     --------------       -------------------
Total                                    864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                          Initial Rate Cap

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Initial Rate Cap                       Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
5.0000%                                 864            $445,043,521               100.0%
---------------------------       ---------------     --------------       -------------------
Total                                   864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                             FICO Scores

                                   No. of Mortgage      Total Dollar        Scheduled Principal
FICO Score                            Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Unavailable                                3            $  2,663,342               0.6%
575 - 619                                 23              11,313,442               2.5
620 - 639                                 16               9,657,500               2.2
640 - 659                                 39              18,411,406               4.1
660 - 679                                 70              36,197,350               8.1
680 - 699                                 73              36,890,291               8.3
700 - 719                                 91              46,445,216              10.4
720 - 739                                116              59,708,900              13.4
740 - 759                                137              76,786,459              17.3
760 +                                    297             147,553,615              33.2
---------------------------       ---------------     --------------        -------------------
Total                                    864            $445,043,521             100.0%
===========================       ===============     ===============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002
                                           Property State

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Property State                        Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
California                              651            $332,026,575                74.6%
Florida                                  28              17,348,052                 3.9
Massachusetts                            29              13,653,803                 3.1
Maryland                                 17              11,190,596                 2.5
Texas                                    17               8,875,211                 2.0
All other states                        122              61,949,284                13.8
---------------------------       ---------------     --------------       -------------------
Total                                   864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance.


                                            Property Type

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Property Type                         Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Single Family                           716             $369,757,437                83.0%
PUD                                      80               45,493,936                10.0
Condominium                              59               26,039,418                 5.9
2 - 4 Family                              5                2,352,760                 0.5
Co-op                                     4                1,399,970                 0.3
---------------------------       ---------------     --------------       -------------------
Total                                   864             $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                            Loan Purpose

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Loan Purpose                          Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Rate Term Refi                           493           $260,092,856                58.4%
Purchase                                 246            122,808,568                27.6
Cash Out Refi                            125             62,142,097                14.0
---------------------------       ---------------     --------------       -------------------
Total                                    864           $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                              Occupancy

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Occupancy                             Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Primary                                  840            $430,586,196                96.8%
Second Home                               24              14,457,325                 3.2
---------------------------       ---------------     --------------       -------------------
Total                                    864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002
                                                 Age

                                   No. of Mortgage      Total Dollar        Scheduled Principal
 Age                                  Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
  0 -  6 Months                           682          $336,606,691                75.6%
  7 - 12 Months                           110            67,326,871                15.1
 13 - 18 Months                            72            41,109,959                 9.2
---------------------------       ---------------     --------------       -------------------
Total                                     864          $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                           Document Status

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Document Status                       Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Standard                                 514            $271,389,432                61.0%
Assets Only                              142              67,279,001                15.1
Alternative                              108              57,882,950                13.0
Income Only                               93              44,694,473                10.0
Streamline                                 3               2,254,493                 0.5
Unavailable                                4               1,543,173                 0.3
---------------------------       ---------------     --------------       -------------------
Total                                    864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                         Property Zip Codes

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Property Zip Codes                     Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
95014                                     16            $  8,095,514                 1.8%
94583                                     13               5,534,515                 1.2
90266                                      7               5,419,900                 1.2
94062                                      7               5,103,089                 1.1
94539                                     10               4,897,324                 1.1
94025                                      9               4,811,934                 1.1
94087                                     11               4,744,127                 1.1
95070                                      9               4,545,226                 1.0
94024                                      6               4,503,794                 1.0
94022                                      6               4,298,638                 1.0
All Other                                770             393,089,459                88.3
---------------------------       ---------------     --------------       -------------------
Total                                    864            $445,043,521               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                                                                  September 9, 2002

                                  Remaining Prepayment Penalty Term

                                                                  Scheduled         Weighted         Weighted
Remaining Prepayment       No. of Mortgage      Total Dollar      Principal         Average          Average
Penalty Term                 Loans (#)           Amount ($)       Balance (%)       Coupon         Months to Roll
---------------------     ---------------     ---------------     -----------       ---------      --------------
No Penalty                      613             $292,229,532         65.7%            6.30%            58
Expired                           1                  333,124          0.1             7.25             43
13 - 24 Months                   71               40,776,835          9.2             7.25             45
25 - 30 Months                  110               67,326,871         15.1             6.45             51
31 - 36 Months                   69               44,377,159         10.0             6.41             55
---------------------     ---------------     ---------------     -----------       ---------      --------------
Total                           864             $445,043,521        100.0%            6.42%            55
=====================     ===============     ===============     ===========       =========      ==============
Column totals may not add to 100.0% due to rounding.







This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                     September 9, 2002

                                    The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $776,815,067
Number of Mortgage Loans:                                                                 1,601
Scheduled Principal Balance of the Largest Mortgage Loan:                            $2,225,000
Average Scheduled Principal Balance:                                                   $485,206
Weighted Average Gross Coupon:                                                            5.72%
Weighted Average Net Coupon:                                                              5.35%
Weighted Average Stated Remaining Term:                                                     358
Weighted Average Seasoning:                                                                   2
Weighted Average Months to Roll:                                                             58
Weighted Average Amortized Current LTV Ratio:                                             63.5%
Weighted Average Gross Margin:                                                            2.25%
Weighted Average Net Margin:                                                              1.88%
Weighted Average Initial Rate Cap:                                                        5.00%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.00%
Weighted Average FICO Score:                                                                740
Originator:
     Wells Fargo:                                                                        92.22%
     Bank of America                                                                      7.77%

                                     Scheduled Principal Balance

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Scheduled Principal Balance            Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below $250,000                            11            $  2,046,912                 0.3%
$250,001 - $350,000                      251              83,191,658                10.7
$350,001 - $450,000                      573             228,864,109                29.5
$450,001 - $550,000                      375             185,889,283                23.9
$550,001 - $650,000                      241             146,144,614                18.8
$650,001 - $750,000                       45              32,047,126                 4.1
$750,001 - $1,000,000                     96              87,030,817                11.2
$1,000,001 - $1,250,000                    7               7,850,432                 1.0
$1,500,001 - $1,750,000                    1               1,525,116                 0.2
$ 2,000,001 - $2,250,000                   1               2,225,000                 0.3
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                            Gross Coupons

                                   No. of Mortgage      Total Dollar        Scheduled Principal
Gross Coupon                           Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below 5%                                   48          $  22,048,353                 2.8%
5.00% - 5.49%                             157             76,511,488                 9.8
5.50% - 5.99%                           1,049            506,972,073                65.3
6.00% - 6.49%                             347            171,283,152                22.0
---------------------------       ---------------     --------------       -------------------
Total                                   1,601          $ 776,815,067               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                               Amortized Current Loan-to-Value Ratios

   Amortized Current               No. of Mortgage      Total Dollar        Scheduled Principal
  Loan-to-Value Ratio                Loans (#)          Amount ($)            Balance (%)
---------------------------       ---------------     --------------       -------------------
Below 40.00%                            105             $ 56,645,672                 7.3%
40.00% - 49.99%                         167               84,019,888                10.8
50.00% - 59.99%                         279              136,581,025                17.6
60.00% - 69.99%                         528              257,939,884                33.2
70.00% - 79.99%                         469              218,220,777                28.1
80.00% - 84.99%                          19                9,284,018                 1.2
85.00% - 89.99%                          23                9,391,020                 1.2
90.00% - 100.00%                         10                3,732,783                 0.5
---------------------------       ---------------     --------------       -------------------
Total                                 1,601             $776,815,067               100.0%
===========================       ===============     ===============      ===================
Column totals may not add to 100.0% due to rounding.


                                     Primary Mortgage Insurance

  Primary Mortgage                No. of Mortgage      Total Dollar        Scheduled Principal
  Insurance ("PMI")                  Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Amortized CLTV = 80%                  1,565             $762,243,964               98.1%
Amortized CLTV > 80%,
   With PMI                              36               14,571,103                1.9
---------------------------       ---------------     --------------       -------------------
Total                                 1,601             $776,815,067              100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                 Stated Remaining Months to Maturity


Stated Remaining                  No. of Mortgage      Total Dollar        Scheduled Principal
Term (Scheduled)                     Loans (#)           Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
337 - 348 Months                            1           $    500,000               0.1%
349 - 360 Months                        1,600            776,315,067              99.9
---------------------------       ---------------     --------------       -------------------
Total                                   1,601           $776,815,067             100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                               Indices


                                  No. of Mortgage      Total Dollar        Scheduled Principal
Index                               Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
12-Month LIBOR                         1,601            $776,815,067             100.0%
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067             100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                           Months to Roll

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Months to Roll                       Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
43 - 48 Months                             1            $    500,000                 0.1%
49 - 54 Months                            80              48,685,150                 6.3
55 - 60 Months                         1,520             727,629,917                93.7
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding


                                            Gross Margin

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Gross Margin                         Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
2.0000%                                   14            $  7,483,500                 1.0%
2.2500%                                1,585             768,542,080                98.9
2.7500%                                    2                 789,487                 0.1
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                          Initial Rate Cap

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Initial Rate Cap                      Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
5.0000%                                1,601            $776,815,067               100.0%
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002
                                             FICO Scores


                                  No. of Mortgage      Total Dollar        Scheduled Principal
FICO Score                            Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Unavailable                               16            $  9,217,543                 1.2%
575 - 619                                 20              10,460,205                 1.3
620 - 639                                 31              15,941,073                 2.1
640 - 659                                 44              21,913,533                 2.8
660 - 679                                 88              44,470,037                 5.7
680 - 699                                120              57,950,567                 7.5
700 - 719                                142              69,706,315                 9.0
720 - 739                                220             105,471,650                13.6
740 - 759                                261             125,630,238                16.2
760 +                                    659             316,053,907                40.7
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                           Property State


                                  No. of Mortgage      Total Dollar        Scheduled Principal
Property State                        Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
California                             1,161            $568,368,403                73.2%
Illinois                                  37              20,315,809                 2.6
Massachusetts                             43              20,241,878                 2.6
Texas                                     38              17,276,396                 2.2
Connecticut                               30              15,963,286                 2.1
All Other States(1)                      289             133,439,556                17.3
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 2.0% of the aggregate principal balance.


                                            Property Type

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Property Type                         Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Single Family                          1,450            $703,708,823                90.6%
Condominium                               87              38,466,915                 5.0
PUD                                       58              31,238,318                 4.0
Co-op                                      3               1,918,551                 0.2
2 - 4 Family                               3               1,482,460                 0.2
---------------------------       ---------------     --------------       -------------------
Total                                  1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002

                                            Loan Purpose

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Loan Purpose                          Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Rate Term Refi                          1,012           $490,259,516                63.1%
Purchase                                  456            221,023,383                28.5
Cash Out Refi                             133             65,532,168                 8.4
---------------------------       ---------------     --------------       -------------------
Total                                   1,601           $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                              Occupancy

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Occupancy                             Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Primary                                1,585           $769,690,588                99.1%
Second Home                               16              7,124,479                 0.9
---------------------------       ---------------     --------------       -------------------
Total                                  1,601           $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                                 Age

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Age                                   Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
0 -  6 Months                          1,530           $735,448,046                94.7%
7 - 12 Months                             71             41,367,021                 5.3
---------------------------       ---------------     --------------       -------------------
Total                                  1,601           $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.


                                           Document Status

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Document Status                       Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
Standard                                855            $418,749,543                53.9%
Assets Only                             269             133,910,102                17.2
Income Only                             256             123,250,415                15.9
Unavailable                             167              70,091,075                 9.0
Alternative                              54              30,813,931                 4.0
---------------------------       ---------------     --------------       -------------------
Total                                 1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                                                  September 9, 2002
                                              Property Zip Codes

                                  No. of Mortgage      Total Dollar        Scheduled Principal
Property Zip Codes                   Loans (#)          Amount ($)             Balance (%)
---------------------------       ---------------     --------------       -------------------
94539                                    72            $ 33,886,604                 4.4%
95014                                    51              25,340,919                 3.3
95070                                    30              16,797,204                 2.2
95129                                    37              15,795,423                 2.0
95120                                    30              15,068,830                 1.9
94087                                    28              12,574,354                 1.6
94583                                    28              12,136,716                 1.6
94024                                    17              11,236,415                 1.4
94086                                    21               9,858,472                 1.3
95125                                    18               7,961,471                 1.0
All Others                            1,269             616,158,658                79.3
---------------------------       ---------------     --------------       -------------------
Total                                 1,601            $776,815,067               100.0%
===========================       ===============     ==============       ===================
Column totals may not add to 100.0% due to rounding.



                                  Remaining Prepayment Penalty Term

                                                                  Scheduled         Weighted         Weighted
Remaining Prepayment       No. of Mortgage      Total Dollar      Principal         Average          Average
Penalty Term                 Loans (#)           Amount ($)       Balance (%)       Coupon         Months to Roll
---------------------     ---------------     ---------------     -----------       ---------      --------------
No Penalty                      1,501           $716,423,801            92.2%           5.71%           59
25 - 30 Months                     71            $41,367,021             5.3            5.87            52
31 - 36 Months                     29            $19,024,245             2.4            5.79            56
---------------------     ---------------     ---------------     -----------       ---------      --------------
Total                           1,601           $776,815,067           100.0%           5.72%           58
=====================     ===============     ===============     ===========       =========      ==============
Column totals may not add to 100.0% due to rounding.





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold.
The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the
Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any
U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.